UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                               SEPTEMBER 10, 2003
                Date of Report (Date of Earliest Event Reported)



                         RECKSON ASSOCIATES REALTY CORP.
                                       AND
                      RECKSON OPERATING PARTNERSHIP, L.P.
             (Exact name of registrant as specified in its charter)




RECKSON ASSOCIATES REALTY CORP.              RECKSON ASSOCIATES REALTY CORP.
        -MARYLAND                                    11-3233650
RECKSON OPERATING PARTNERSHIP, L.P.          RECKSON OPERATING PARTNERSHIP, L.P.
        -DELAWARE                                    11-3233647

(State or other jurisdiction                       (IRS Employer
      of incorporation)                        Identification Number)


                                     1-13762
                            (Commission File Number)


                              225 BROADHOLLOW ROAD
                               MELVILLE, NY 11747
          (Address of principal executive offices, including Zip Code)


                                 (631) 694-6900
              (Registrant's telephone number, including area code)

Item 5. Other Events and Required FD Disclosure.

         On September 10, 2003, Reckson Associates Realty Corp. ("Reckson") announced that it had entered into agreements relating to the disposition of its Long Island industrial portfolio to members of the Rechler family for approximately $315.5 million in cash and other consideration. Subject to the terms and conditions of the agreements, at closing, Reckson will dispose of its 95 property, 5.9 million square foot, Long Island industrial portfolio for approximately $225.1 million in cash and debt assumption and approximately $90.4 million in Reckson Operating Partnership, L.P. Units. In connection with the disposition of the Long Island industrial portfolio, Reckson estimates that it will recognize for United States GAAP purposes a gain on the sale of real estate of approximately $138 million. In addition, Reckson estimates that it will recognize a taxable gain on the sale of real estate of approximately $20 million.

        In addition, four of the five remaining options granted at the time of the Company's IPO with regard to interests in properties owned by Rechler family members (including three properties in which the Rechler family members hold non-controlling interests and one industrial property) will be terminated in connection with the transaction in return for an aggregate payment by Rechler family members of $972,000. Rechler family members have also agreed to extend the term of the remaining option on the property located at 225 Broadhollow Road, Melville, New York (the Company's current headquarters) for five years, to release Reckson from approximately 16,000 square feet under its lease at this property and to pay Reckson $1 million in return for Reckson's agreement not to exercise the option during the next three years and to increase the exercise price of the option payable by Reckson by $1 million.

         Reckson also announced certain proposed changes in its Board of Directors and corporate governance arrangements as described in the press release attached as Exhibit 99.1, which is hereby incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

(c) EXHIBITS. The following exhibits are filed as part of this report:

10.1 Redemption Agreement, dated as of September 10, 2003, by and among Reckson Operating Partnership, L.P., Reckson FS Limited Partnership, and Rechler Equity Partners I LLC, as transferee.

10.2 Property Sale Agreement, dated as of September 10, 2003, by and among Reckson Operating Partnership, L.P., Reckson FS Limited Partnership, RCG Kennedy Drive LLC and Rechler Equity Partners II LLC.

10.3 Transition Agreement, dated as of September 10, 2003, by and between Reckson Associates Realty Corp., Reckson Operating Partnership, L.P., and Donald Rechler.

10.4 Transition Agreement, dated as of September 10, 2003, by and between Reckson Associates Realty Corp., Reckson Operating Partnership, L.P., and Roger Rechler.

10.5 Transition Agreement, dated as of September 10, 2003, by and between Reckson Associates Realty Corp., Reckson Operating Partnership, L.P., and Mitchell Rechler.

10.6 Transition Agreement, dated as of September 10, 2003, by and between Reckson Associates Realty Corp., Reckson Operating Partnership, L.P., and Gregg Rechler.

10.7 Amendment Agreement, dated as of September 10, 2003, by and between Reckson Associates Realty Corp. and Scott Rechler.

99.1     Press Release of Reckson Associates Realty Corp., dated September 10,
         2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Reckson Associates Realty Corp.

By: /s/ MICHAEL MATURO
   -------------------------------------
   Michael Maturo
   Executive Vice President, Treasurer
   And Chief Financial Officer




Reckson Operating Partnership, L.P.

By: Reckson Associates Realty Corp.,
       its General Partner

By: /s/ MICHAEL MATURO
   -------------------------------------
   Michael Maturo
   Executive Vice President, Treasurer
   And Chief Financial Officer


Date:  September 18, 2003

                                  EXHIBIT INDEX

EXHIBIT
NUMBER                            DESCRIPTION

10.1 Redemption Agreement, dated as of September 10, 2003, by and among Reckson Operating Partnership, L.P., Reckson FS Limited Partnership, and Rechler Equity Partners I LLC, as transferee.

10.2 Property Sale Agreement, dated as of September 10, 2003, by and among Reckson Operating Partnership, L.P., Reckson FS Limited Partnership, RCG Kennedy Drive LLC and Rechler Equity Partners II LLC.

10.3 Transition Agreement, dated as of September 10, 2003, by and between Reckson Associates Realty Corp., Reckson Operating Partnership, L.P., and Donald Rechler.

10.4 Transition Agreement, dated as of September 10, 2003, by and between Reckson Associates Realty Corp., Reckson Operating Partnership, L.P., and Roger Rechler.

10.5 Transition Agreement, dated as of September 10, 2003, by and between Reckson Associates Realty Corp., Reckson Operating Partnership, L.P., and Mitchell Rechler.

10.6 Transition Agreement, dated as of September 10, 2003, by and between Reckson Associates Realty Corp., Reckson Operating Partnership, L.P., and Gregg Rechler.

10.7 Amendment Agreement, dated as of September 10, 2003, by and between Reckson Associates Realty Corp. and Scott Rechler.

99.1     Press Release of Reckson Associates Realty Corp., dated September 10,
         2003.